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                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT


     MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 and 2-208.1 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on December 11, 1997 adopted a resolution adding Class B shares of common stock to the Corporation's Money Market Portfolio, and increasing the total number of shares of stock which the Corporation shall have the authority to issue from thirty-eight billion (38,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of thirty-eight million dollars ($38,000,000) designated and classified in thirtytwo portfolios as follows:

                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
NAME OF CLASS                                           CLASSIFIED AND ALLOCATED
-------------                                           ------------------------

Money Market Portfolio - Class A . . . . . . . . . . . . . .4,000,000,000 shares
Municipal Money Market Portfolio - Class A . . . . . . . . .4,000,000,000 shares
Emerging Growth Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
Emerging Growth Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares
International Equity Portfolio - Class A . . . . . . . . . . .500,000,000 shares
International Equity Portfolio - Class B . . . . . . . . . . .500,000,000 shares
Value Equity Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
Value Equity Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Fixed Income Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares

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Fixed Income Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Balanced Portfolio - Class A . . . . . . . . . . . . . . . . .500,000,000 shares
Balanced Portfolio - Class B . . . . . . . . . . . . . . . . .500,000,000 shares
Global Equity Portfolio - Class A. . . . . . . . . . . . . . .500,000,000 shares
Global Equity Portfolio - Class B. . . . . . . . . . . . . . .500,000,000 shares
Global Fixed Income Portfolio - Class A. . . . . . . . . . . .500,000,000 shares
Global Fixed Income Portfolio - Class B. . . . . . . . . . . .500,000,000 shares
European Equity Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
European Equity Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares
Equity Growth Portfolio - Class A. . . . . . . . . . . . . . .500,000,000 shares
Equity Growth Portfolio - Class B. . . . . . . . . . . . . . .500,000,000 shares
Asian Equity Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
Asian Equity Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Active Country Allocation Portfolio - Class A. . . . . . . . .500,000,000 shares
Active Country Allocation Portfolio - Class B. . . . . . . . .500,000,000 shares
International Small Cap Portfolio - Class A. . . . . . . . .1,000,000,000 shares
High Yield Portfolio - Class A . . . . . . . . . . . . . . . .500,000,000 shares
High Yield Portfolio - Class B . . . . . . . . . . . . . . . .500,000,000 shares
Emerging Markets Portfolio - Class A . . . . . . . . . . . . .500,000,000 shares
Emerging Markets Portfolio - Class B . . . . . . . . . . . . .500,000,000 shares
Small Cap Value Equity Portfolio - Class A . . . . . . . . . .500,000,000 shares
Small Cap Value Equity Portfolio - Class B . . . . . . . . . .500,000,000 shares
Emerging Markets Debt Portfolio - Class A. . . . . . . . . . .500,000,000 shares
Emerging Markets Debt Portfolio - Class B. . . . . . . . . . .500,000,000 shares
Mortgage-Backed Securities Portfolio - Class A . . . . . . . .500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B . . . . . . . .500,000,000 shares
Municipal Bond Portfolio - Class A . . . . . . . . . . . . . .500,000,000 shares
Municipal Bond Portfolio - Class B . . . . . . . . . . . . . .500,000,000 shares
Japanese Equity Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
Japanese Equity Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares
Gold Portfolio - Class A . . . . . . . . . . . . . . . . . . .500,000,000 shares
Gold Portfolio - Class B . . . . . . . . . . . . . . . . . . .500,000,000 shares
China Growth Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
China Growth Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Latin American Portfolio - Class A . . . . . . . . . . . . . .500,000,000 shares
Latin American Portfolio - Class B . . . . . . . . . . . . . .500,000,000 shares
Aggressive Equity Portfolio - Class A. . . . . . . . . . . . .500,000,000 shares
Aggressive Equity Portfolio - Class B. . . . . . . . . . . . .500,000,000 shares
U.S. Real Estate Portfolio - Class A . . . . . . . . . . . . .500,000,000 shares
U.S. Real Estate Portfolio - Class B . . . . . . . . . . . . .500,000,000 shares
MicroCap Portfolio - Class A . . . . . . . . . . . . . . . . .500,000,000 shares
MicroCap Portfolio - Class B . . . . . . . . . . . . . . . . .500,000,000 shares
International Magnum Portfolio - Class A . . . . . . . . . . .500,000,000 shares

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International Magnum Portfolio - Class B . . . . . . . . . . .500,000,000 shares
Technology Portfolio - Class A . . . . . . . . . . . . . . . .500,000,000 shares
Technology Portfolio - Class B . . . . . . . . . . . . . . . .500,000,000 shares
U.S. Equity Plus Portfolio - Class A . . . . . . . . . . . . .500,000,000 shares
U.S. Equity Plus Portfolio - Class B . . . . . . . . . . . . .500,000,000 shares
Asian Real Estate Portfolio - Class A. . . . . . . . . . . . .500,000,000 shares
Asian Real Estate Portfolio - Class B. . . . . . . . . . . . .500,000,000 shares
European Real Estate Portfolio - Class A . . . . . . . . . . .500,000,000 shares
European Real Estate Portfolio - Class B . . . . . . . . . . .500,000,000 shares to forty billion (40,000,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty million dollars ($40,000,000) and adding Class B shares of common stock to the Money Market Portfolio, so that the common stock par value $.001 per share of the Corporation authorized to be issued is designated and classified in thirty-two portfolios as follows:

                                                            NUMBER OF SHARES
                                                            OF COMMON STOCK
NAME OF CLASS                                           CLASSIFIED AND ALLOCATED
-------------                                           ------------------------

Money Market Portfolio - Class A . . . . . . . . . . . . . .4,000,000,000 shares
Money Market Portfolio - Class B . . . . . . . . . . . . . .2,000,000,000 shares
Municipal Money Market Portfolio - Class A . . . . . . . . .4,000,000,000 shares
Emerging Growth Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
Emerging Growth Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares
International Equity Portfolio - Class A . . . . . . . . . . .500,000,000 shares
International Equity Portfolio - Class B . . . . . . . . . . .500,000,000 shares
Value Equity Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
Value Equity Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Fixed Income Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
Fixed Income Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Balanced Portfolio - Class A . . . . . . . . . . . . . . . . .500,000,000 shares
Balanced Portfolio - Class B . . . . . . . . . . . . . . . . .500,000,000 shares
Global Equity Portfolio - Class A. . . . . . . . . . . . . . .500,000,000 shares
Global Equity Portfolio - Class B. . . . . . . . . . . . . . .500,000,000 shares
Global Fixed Income Portfolio - Class A. . . . . . . . . . . .500,000,000 shares
Global Fixed Income Portfolio - Class B. . . . . . . . . . . .500,000,000 shares
European Equity Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
European Equity Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares

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Equity Growth Portfolio - Class A. . . . . . . . . . . . . . .500,000,000 shares
Equity Growth Portfolio - Class B. . . . . . . . . . . . . . .500,000,000 shares
Asian Equity Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
Asian Equity Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Active Country Allocation Portfolio - Class A. . . . . . . . .500,000,000 shares
Active Country Allocation Portfolio - Class B. . . . . . . . .500,000,000 shares
International Small Cap Portfolio - Class A. . . . . . . . .1,000,000,000 shares
High Yield Portfolio - Class A . . . . . . . . . . . . . . . .500,000,000 shares
High Yield Portfolio - Class B . . . . . . . . . . . . . . . .500,000,000 shares
Emerging Markets Portfolio - Class A . . . . . . . . . . . . .500,000,000 shares
Emerging Markets Portfolio - Class B . . . . . . . . . . . . .500,000,000 shares
Small Cap Value Equity Portfolio - Class A . . . . . . . . . .500,000,000 shares
Small Cap Value Equity Portfolio - Class B . . . . . . . . . .500,000,000 shares
Emerging Markets Debt Portfolio - Class A. . . . . . . . . . .500,000,000 shares
Emerging Markets Debt Portfolio - Class B. . . . . . . . . . .500,000,000 shares
Mortgage-Backed Securities Portfolio - Class A . . . . . . . .500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B . . . . . . . .500,000,000 shares
Municipal Bond Portfolio - Class A . . . . . . . . . . . . . .500,000,000 shares
Municipal Bond Portfolio - Class B . . . . . . . . . . . . . .500,000,000 shares
Japanese Equity Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
Japanese Equity Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares
Gold Portfolio - Class A . . . . . . . . . . . . . . . . . . .500,000,000 shares
Gold Portfolio - Class B . . . . . . . . . . . . . . . . . . .500,000,000 shares
China Growth Portfolio - Class A . . . . . . . . . . . . . . .500,000,000 shares
China Growth Portfolio - Class B . . . . . . . . . . . . . . .500,000,000 shares
Latin American Portfolio - Class A . . . . . . . . . . . . . .500,000,000 shares
Latin American Portfolio - Class B . . . . . . . . . . . . . .500,000,000 shares
Aggressive Equity Portfolio - Class A. . . . . . . . . . . . .500,000,000 shares
Aggressive Equity Portfolio - Class B. . . . . . . . . . . . .500,000,000 shares
U.S. Real Estate Portfolio - Class A . . . . . . . . . . . . .500,000,000 shares
U.S. Real Estate Portfolio - Class B . . . . . . . . . . . . .500,000,000 shares
MicroCap Portfolio - Class A . . . . . . . . . . . . . . . . .500,000,000 shares
MicroCap Portfolio - Class B . . . . . . . . . . . . . . . . .500,000,000 shares
International Magnum Portfolio - Class A . . . . . . . . . . .500,000,000 shares
International Magnum Portfolio - Class B . . . . . . . . . . .500,000,000 shares
Technology Portfolio - Class A . . . . . . . . . . . . . . . .500,000,000 shares
Technology Portfolio - Class B . . . . . . . . . . . . . . . .500,000,000 shares
U.S.Equity Plus Portfolio - Class A. . . . . . . . . . . . . .500,000,000 shares
U.S Equity Plus Portfolio - Class B. . . . . . . . . . . . . .500,000,000 shares
Asian Real Estate Portfolio - Class A. . . . . . . . . . . . .500,000,000 shares
Asian Real Estate Portfolio - Class B. . . . . . . . . . . . .500,000,000 shares
European Real Estate Portfolio - Class A . . . . . . . . . . .500,000,000 shares
European Real Estate Portfolio - Class B . . . . . . . . . . .500,000,000 shares

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     THIRD:  Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement.

     FOURTH: The description of the shares of stock of each class designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement.

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     IN WITNESS WHEREOF, MORGAN STANLEY INSTITUTIONAL FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on this 16th day of December, 1997.

                                    MORGAN STANLEY INSTITUTIONAL FUND, INC.



                                    By: /s/ Michael F. Klein
                                       ------------------------------------
                                       Michael F. Klein
                                       President



Attest:  /s/ Valerie Y. Lewis
       ---------------------------
             Valerie Y. Lewis
             Secretary

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          The undersigned, President of MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                   /s/ Michael F. Klein
                                   -----------------------------------
                                   Michael F. Klein
                                   President